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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 4, 2000
                                                            -----------

                           Aerial Communications, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       0-28262                39-1706857
           --------                       -------                ----------
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


   8410 West Bryn Mawr, Suite 1100, Chicago, Illinois              60631
   --------------------------------------------------              -----
       (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code: 773-399-4200
                                                            ------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 1. Change in Control

        On May 4, 2000, pursuant to the terms of an Agreement and Plan of Reorganization (the "Agreement"), dated as of September 17, 1999, among VS Washington Corporation, a Washington Corporation formerly known as VoiceStream Wireless Corporation, VoiceStream Wireless Corporation, a Delaware Corporation formerly known as VoiceStream Wireless Holding Corporation ("VoiceStream"), VoiceStream Subsidiary III Corporation, a Delaware Corporation and wholly-owned subsidiary of VoiceStream ("Sub"), Aerial Communications, Inc., a Delaware corporation ("Aerial"), and Telephone and Data Systems, Inc., a Delaware corporation ("TDS"), Sub was merged with and into Aerial. In connection therewith, each of the outstanding Aerial Common Shares, par value $1.00 per share, and Aerial Series A Common Shares, par value $1.00 per share, was converted into .455 of a share of VoiceStream common stock, par value $.001 per share, and cash in lieu of any fractional shares. Holders of Aerial Common Shares other than TDS or Sonera Corporation, may, pursuant to the Agreement, elect to receive $18.00 in cash for each such share held. As a result of the merger, VoiceStream owns all the outstanding stock of Aerial and the directors of Sub became the directors of Aerial, the surviving corporation, after the merger.

        Information with respect to arrangements and understandings between former and new control groups and their associates and with respect to the transactions contemplated by the Agreement is hereby incorporated by reference to the Joint Proxy Statement dated January 25, 2000, filed with the Securities and Exchange Commission on January 25, 2000, which is part of VoiceStream's Registration Statement on From S-4, File No. 333-89735. Also incorporated by reference herein is the information set forth in the Voting Agreement, and the acceptance thereof by TDS, incorporated by reference herein as Exhibits 10.1 and 10.2, respectively.

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
Exhibit
Number                   Description of Exhibit
------                   ----------------------
  10.1                   Voting Agreement dated as of February 25, 2000 by and
                         among VoiceStream and the stockholders set forth on
                         Schedule I thereto, is hereby incorporated by reference to Exhibit 6 to the Schedule 13D filed by TDS with respect to VoiceStream dated May 4, 2000, file number
                         5-56269.

  10.2 Acceptance by TDS of above Voting Agreement, is hereby incorporated by reference to Exhibit 7 to the Schedule 13D filed by TDS with respect to VoiceStream dated May 4, 2000, file number 5-56269.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:   May 4, 2000                         AERIAL COMMUNICATIONS, INC.
                                            (Registrant)


                                            By:    /s/ Alan R. Bender
                                                   -----------------------------
                                                   Name:  Alan R. Bender
                                                   Title: Vice President